FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                                  May 22, 1995


                            AMERICA FIRST PREP FUND 2
                        PENSION SERIES LIMITED PARTNERSHIP
              (Exact name of registrant as specified in its charter)


      Delaware                              				   		          0-17582
(State of Formation)	                                 	(Commission File Number)

                                  47-0719051
                     (IRS Employer Identification Number)


   Suite 400, 1004 Farnam Street,
          Omaha, Nebraska                                            	 68102
(Address of principal executive offices)	                            (Zip Code)


	                              (402) 444-1630
	           (Registrants' telephone number, including area code)

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	    Item 5.  Other Events.  As of May 22, 1995, America First PREP Fund 2
Pension Series Limited Partnership, (the "Fund") withdrew as a limited partner of Moonraker Associates, Ltd. ("Moonraker"), a Georgia limited partnership which owns Moonraker Apartments in Marietta, Georgia and assigned its entire interest in Moonraker to BMV Partners, Ltd., a Georgia limited partnership which serves as general partner of Moonraker. Accordingly, the Fund no longer has an equity interest in Moonraker. The Fund had previously written off its entire equity interest in Moonraker and, accordingly, the Fund will not realize a loss from its withdrawal of Moonraker.

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                              SIGNATURES

	    Pursuant to the requirements of the Securities Act of 1934, the registrants have each duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


						                            AMERICA FIRST PREP FUND 2
						                            PENSION SERIES LIMITED PARTNERSHIP

					                        By	  America First Capital
						                            Associates Limited Partnership
						                            Six, general partner

					                        By	  America First Companies L.L.C, general
						                            partner



					                        By
						                            Michael Thesing, Vice President

June 1, 1995

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                              SIGNATURES

	    Pursuant to the requirements of the Securities Act of 1934, the registrants have each duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


						                            AMERICA FIRST PREP FUND 2
						                            PENSION SERIES LIMITED PARTNERSHIP

					                        By	  America First Capital
						                            Associates Limited Partnership
						                            Six, general partner

					                        By	  America First Companies L.L.C, general
						                            partner



					                        By	  /s/ Michael Thesing
						                            Michael Thesing, Vice President

June 1, 1995